SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Mutual Fund Series Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

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SIGNALPOINT GLOBAL ALPHA FUND

An Important Message from Your Fund’s President

Dear Shareholder:

I am asking for your vote to approve a new management contract for SignalPoint Global Alpha Fund (the “Fund”). A special meeting of shareholders will be held on July 30, 2015 in Huntington, New York to consider this matter, described below. You may conveniently vote by:

  Calling the toll-free number listed on your proxy card.
  Visiting the website listed on your proxy card.
  Mailing the enclosed proxy card—be sure to sign and date the card before mailing it in the enclosed postage-paid envelope.

You are, of course, also welcome to attend the special shareholder meeting on July 30, 2015 and vote your shares in person.

You—and all Fund shareholders—are being asked to approve a new management contract between the Fund’s adviser, SignalPoint Capital Management, LLC (the “Adviser”) and Mutual Fund Series Trust (the “Trust”) on behalf of the Fund (the “New Advisory Agreement”). The New Advisory Agreement is identical in all material respects to the Fund’s current management contract between the Trust and the Adviser on behalf of the Fund, dated September 24, 2012 (the “Current Advisory Agreement”).

A new management contract with the adviser is required because of anticipated changes in the ownership of the Adviser and of the Adviser’s parent company, SignalPoint Asset Management, LLC (the “Parent Company”). The Parent Company has agreed to exercise its right under the Adviser’s operating agreement to purchase an interest in the Adviser held by a minority owner (the “Adviser Transaction”). In addition, the principal owners of the Parent Company have agreed to transfer the majority of their interests in the Parent Company to certain of the Parent Company’s current managing directors (the “Parent Company Transactions”). The closing of the Parent Company Transactions and the Adviser Transaction could cause the Fund’s management contract with the Adviser to terminate. To ensure the continuity of investment advisory services to the Fund, you are being asked to approve the new management contract.

The Fund’s Board of Trustees unanimously recommend that you

vote “FOR” the approval of the new management contract.

I appreciate your participation and prompt response and thank you for your continued support.

Sincerely,

Jerry Szilagyi

President

Mutual Fund Series Trust

Important information to help you understand and vote on the proposal:

The following questions and answers provide an overview of the proposal on which you are being asked to vote. The accompanying Proxy Statement contains more information about the proposal, and we encourage you to read it in its entirety. Your vote is important.

Why has a special meeting been called?

The Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as Mutual Fund Series Trust (the “Trust”) of which SignalPoint Global Alpha Fund (the “Fund”) is a series, requires management contracts to terminate automatically upon an “assignment” of the contract, which includes a “change of control” affecting an investment company’s adviser.

Since the Fund’s inception, Randy G. Faith, Glenn C. Schoen and Rick Bohlman have held a controlling interest in SignalPoint Asset Management, LLC (the “Parent Company”), which is the principal owner of SignalPoint Capital Management, LLC, the Fund’s adviser (the “Adviser”). Messrs. Faith, Schoen and Bohlman have agreed to transfer a majority of their interests in the Parent Company to certain of the Parent Company’s managing directors (the “Parent Company Transactions”). The Parent Company Transactions are subject to certain approvals and conditions, and are currently expected to close in late Summer of 2015. Because the Adviser is controlled by the Parent Company, the completion of the Parent Company Transactions may be deemed a change of control of the Adviser and an assignment of the Fund’s management contract under the 1940 Act.

In addition, the Adviser’s operating agreement grants the Parent Company the right to purchase the entire interest in the Adviser held by a minority owner upon the occurrence of certain events related to the growth of the Adviser. One of these events has occurred, and the Parent Company has advised the minority owner of its intent to exercise this right (the “Adviser Transaction”). The Parent Company’s acquisition of this minority owner’s interest in the Adviser is expected to occur simultaneously with the Parent Company Transactions in late Summer of 2015 (the “Closing”), and may be deemed a change of control of the Adviser and an assignment of the Fund’s management contract under the 1940 Act. Thus, even though the Closing is not expected to have an impact on the operations of the Adviser, it is possible that the Fund’s management contract with the Adviser may terminate automatically upon the Closing.

To ensure the continuity of the Adviser’s investment advisory services to the Fund following the Closing, a special meeting of shareholders has been called to consider and vote on a new management contract between the Trust and the Adviser on behalf of the Fund (the “New Advisory Agreement”) that will become effective upon its execution after the Closing if approved by shareholders.

What is this document and why did you send it to me?

We are sending this mailing to you for your use in deciding whether to approve the Fund’s New Advisory Agreement with the Adviser. The New Advisory Agreement is identical in all material respects to the Fund’s current management contract between the Trust and the Adviser on behalf of the Fund, dated September 24, 2012 (the “Current Advisory Agreement”), and will enable the Adviser to continue serving as the investment adviser to the Fund following the Closing. This mailing includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and your Proxy Card.

Why am I being asked to vote on a new management contract?

The completion of the Closing may cause the Current Advisory Agreement to terminate, so Fund shareholders are being asked to vote to approve the New Advisory Agreement to allow the Adviser to continue as the Fund’s investment adviser following the Closing.

Does the New Advisory Agreement differ from the Current Advisory Agreement?

The New Advisory Agreement is identical to the Current Advisory Agreement in all material respects, with the exception of its date of execution, effectiveness, and expiration. There will be no change in the services that the Fund receives or to the fees and costs the Fund will bear.

Will the transactions affect the Adviser?

The Parent Company Transactions and the Adviser Transaction are not expected to have any effect on the operations of the Adviser or your Fund. The three controlling owners of the Parent Company, Messrs. Faith, Schoen and Bohlman, are passive owners not involved in the advisory business of the Parent Company or the Adviser, and the minority owner of the Adviser whose interest is being acquired by the Parent Company is similarly not involved in the advisory business of the Adviser. The Fund’s current portfolio manager, Thomas M. Veale, who is primarily responsible for the day-to-day management of the Fund’s portfolio and who has served the Fund in that capacity since the Fund commenced operations, is expected to remain the Fund’s portfolio manager.

How does the Fund’s Board of Trustees recommend that shareholders vote on the proposal?

The Board of Trustees believes that it is in the best interests of the Fund and its shareholders for the Adviser to continue to manage the Fund. Thus, the Trustees unanimously recommend that you vote FOR the proposal to approve the New Advisory Agreement.

Will the Fund pay for this proxy solicitation?

No. The Adviser (not the Fund’s shareholders) will pay the expenses incurred in connection with preparing the proxy statement, its enclosures and all related legal and solicitation expenses.

Who is eligible to vote?

Shareholders of record of the Fund at the close of business on June 8, 2015 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Meeting”) or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Meeting.

What vote is required?

Approval of the New Advisory Agreement requires the affirmative vote of the lesser, as of the Record Date, of (i) more than 50% of the shares of the Fund entitled to vote or (ii) 67% of the shares of the Fund present (in person or by proxy) at the meeting if more than 50% of the shares of the Fund entitled to vote are present at the meeting in person or represented by proxy.

How do I vote my shares?

You may vote your shares by mail, telephone or internet by following the instructions in the enclosed Proxy Statement. You may also vote your shares in person by attending the meeting on July 30, 2015 at the offices of MFund Services LLC, 36 North New York Avenue, Huntington, New York 11743.

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If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call (800) 581-3949. Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal. If any other business comes before the meeting, your shares will be voted at the discretion of the persons designated on the proxy card. Abstentions will be treated as votes AGAINST the proposals.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may also vote your proxy by Internet or telephone in accordance with the instructions set forth in the enclosed Proxy Statement. No postage is required for proxy cards mailed in the United States.

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SIGNALPOINT GLOBAL ALPHA FUND

a series of Mutual Fund Series Trust

For proxy information, please call (800) 581-3949

For information about your account, please call (866) 691-2120

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS July 30, 2015

Notice is hereby given that a Special Meeting of shareholders (the “Meeting”) of SignalPoint Global Alpha Fund will be held at 10 am, Eastern time, on July 30, 2015, at the offices of MFund Services LLC, 36 North New York Avenue, Huntington, New York 11743, to vote on a proposal (the “Proposal”) to approve a new management contract for SignalPoint Global Alpha Fund with SignalPoint Capital Management, LLC.

Please take some time to read the enclosed Proxy Statement. It discusses the Proposal in more detail. If you were a shareholder of the Fund as of the close of business on June 8, 2015, you may vote on the Proposal at the Meeting or at any adjournment of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote by mail, telephone or internet. Just follow the instructions in the enclosed Proxy Statement. If you have questions, please call (800) 581-3949. It is important that you vote. The Board of Trustees of Mutual Fund Series Trust unanimously recommends that you vote FOR the Proposal.

By Order of the Board of Trustees

Jerry Szilagyi, Secretary

June 19, 2015

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy card and return it promptly in the accompanying envelope, vote online, or call the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

SIGNALPOINT GLOBAL ALPHA FUND

a series of Mutual Fund Series Trust

with its principal offices at

17605 Wright Street, Omaha, NE 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on July 30, 2015

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Mutual Fund Series Trust (the “Trust”) on behalf of SignalPoint Global Alpha Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 10 am, Eastern time, on July 30, 2015, at the offices of MFund Services LLC, 36 North New York Avenue, Huntington, New York 11743, and at any adjournments thereof. The Meeting has been called by the Board to vote on a proposal to approve a new management contract for the Fund with its current investment adviser, SignalPoint Capital Management, LLC. The Notice of Meeting, Proxy Statement, and accompanying proxy card are first being mailed to shareholders on or about June 22, 2015.

The Board has fixed the close of business on June 8, 2015 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Shareholders on the Record Date will be entitled to one vote for each full share and a proportional fraction of a vote for each fractional share held on each matter to which they are entitled to vote and that is to be voted on by shareholders of the Fund.

Additional information about the Fund is available in the Fund’s most recent prospectus, statement of additional information and semiannual and annual reports to shareholders. Copies of these documents are available without charge upon request by sending a written request to SignalPoint Global Alpha Fund, 17605 Wright Street, Omaha, NE 68130, by calling (866) 691-2120, or by visiting www.signalpointfunds.com. The Fund’s most recent semiannual and annual reports have previously been mailed to shareholders.

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THE PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT FOR THE FUND

The Board recommends the approval of the Fund’s new proposed management contract with SignalPoint Capital Management, LLC, the Fund’s current investment adviser (the “Adviser”). As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s current management contract with the Adviser, dated September 24, 2012 (the “Current Advisory Agreement”), provides for its automatic termination upon its “assignment.” The completion of certain proposed transactions affecting the ownership and control of the Adviser and the Adviser’s parent company, described below, may result in the assignment of the Current Advisory Agreement. Therefore, to ensure the continuity of investment advisory services to the Fund, you are being asked to approve the Fund’s new management contract between the Trust and the Adviser on behalf of the Fund (the “New Advisory Agreement”) (the “Proposal”).

Background

Adviser Transaction

The Adviser is principally owned by SignalPoint Asset Management, LLC (the “Parent Company”), which owns 68.5% of the Adviser’s outstanding membership interests. The Adviser is controlled by the Parent Company by virtue of this membership interest and its right under the Adviser’s operating agreement to appoint one of the Adviser’s managers. The Adviser is also controlled by its managers, Michael Orzel and Thomas Veale. Mr. Orzel serves as President and Chief Compliance Officer of the Adviser, Chief Operating Officer of the Parent Company, and is a managing member of the Parent Company. Mr. Veale serves as Vice President of the Adviser, Portfolio Manager of the Adviser and the Parent Company, and is a managing member of the Parent Company. The address of the Adviser and of Messrs. Orzel and Veale is 1201 E. Walnut Street, Springfield, Missouri 65802.

Pursuant to a clause in the Adviser’s operating agreement, the Parent Company holds an option to purchase the entire 22.5% membership interest in the Adviser held by Alpha Strategies, LLC (“Alpha Strategies”), a passive member of the Adviser, if the Adviser’s assets under management fail to meet certain benchmarks within a specified period of time (a “Triggering Event”). A Triggering Event has occurred and the Parent Company has notified Alpha Strategies of its intention to exercise its purchase option (the “Adviser Transaction”). Following the completion of the Adviser Transaction, the Parent Company will own 91.0% of the Adviser’s outstanding membership interests.

Parent Company Transactions

The Parent Company is principally owned by three passive owners, Rick Bohlman, Randy G. Faith, and Glenn C. Schoen, who each separately own 22.66%, 22.67% and 22.67% of the Parent Company’s outstanding membership interests, respectively. The Parent Company is controlled by its managing directors, Jay Handy, Jonathan C. Timson, D. Robin Walker, Thomas Veale, and Michael Orzel. The address of the Parent Company is 1201 E. Walnut Street, Springfield, Missouri 65802.

Messrs. Bohlman, Faith and Schoen have each agreed to transfer the majority of their respective membership interests in the Parent Company to Messrs. Timson, Walker, and Handy as follows: Mr. Bohlman will transfer 20.66% of his interest to Mr. Timson, Mr. Faith will transfer 20.67% of his interest to Mr. Walker, and Mr. Schoen will transfer 20.67% of his interest to Mr. Handy (collectively, the “Parent Company Transactions”). The following chart shows the ownership of the Parent Company’s voting securities both before and after the Parent Company Transactions.

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SignalPoint Asset Management, LLC Voting Securities
Owner	Current Ownership	Anticipated Ownership following the Parent Company Transactions
Rick Bohlman	22.66%	1.00%*
Randy G. Faith	22.67%	2.00%
Glenn C. Schoen	22.67%	2.00%
Jay Handy	0.00%	20.67%
Jonathan C. Timson	0.00%	20.66%
D. Robin Walker	0.00%	20.67%
Thomas Veale	12.00%	12.00%
Michael Orzel	6.00%	6.00%
Certain Passive Minority Owners	14.00%	15.00%
*	Pursuant to a separate arrangement, Mr. Bohlman has agreed to transfer half of his interest in the Parent Company to his former spouse upon the closing of the Parent Company Transaction.

Implications of the Transactions

The Adviser Transaction and Parent Company Transactions are subject to certain conditions and approvals, and are currently expected to close simultaneously in Summer of 2015 (the “Closing”). Although the Closing is not expected to result in significant changes in the operation of the Adviser or the its management of the Fund, it is possible that the Closing will constitute a “change of control” of the Adviser under the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act, which regulates investment companies such as the Trust of which the Fund is a series, requires management contracts to terminate automatically upon the change of control of the investment advisers. Therefore, Fund shareholders are being asked to approve the New Advisory Agreement.

The New Advisory Agreement; Comparison to the Current Advisory Agreement

The Board has determined that it is in the best interests of the Fund’s shareholders to call a special meeting so that shareholders may approve the New Advisory Agreement. The Board has unanimously approved, and recommends to Fund shareholders that they approve, the New Advisory Agreement. The form of the New Advisory Agreement is attached as Appendix A, and you should refer to Appendix A for the complete terms of the New Advisory Agreement.

The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, with the exception of its date of execution, effectiveness, and expiration. The Current Advisory Agreement was last approved by Fund shareholders on October 15, 2012 in connection with the organization of the Fund.

If approved, the New Advisory Agreement will become effective upon the Closing. If the Closing does not occur, the New Advisory Agreement will not become effective, and the Current Advisory Agreement will continue in effect.

Fees

There is no change in the fee rate payable by the Fund under the New Advisory Agreement. Under both the Current Advisory Agreement and the New Advisory Agreement, the Fund is required to pay an annual fee equal to 1.00% of its daily net assets. In addition, the actual fees paid by the Fund is subject to an expense limitation, which will be unaffected by the New Advisory Agreement. During its fiscal year ended September 30, 2014, the Fund paid the Adviser a net advisory fee, after any expense waivers/reimbursements, of $12,862.

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Investment Management Services

The Adviser does not expect the Closing to result in any material changes to the manner in which the Fund is managed, and expects to continue its operations with the same senior management and portfolio manager as before the Closing. The New Advisory Agreement requires the Adviser to furnish or arrange to be furnished a continuous investment program for the Fund, determining the securities to be purchased, held and sold for the Fund, subject always to the Fund’s investment objective, policies, restrictions, and oversight of the Board. As noted above, the Adviser’s responsibilities under the New Advisory Agreement are identical to those under the Current Advisory Agreement.

Under both the Current Advisory Agreement and the New Advisory Agreement, the Adviser is authorized to make decisions to buy and sell securities and other assets for the Fund, and to place the Fund’s portfolio transactions with broker-dealers and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions executed for the Fund’s portfolio. In selecting broker-dealers, the Adviser is required to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the broker-dealer’s execution capability and financial responsibility, and any research services provided by the broker-dealer. In seeking best qualitative execution, both the Current Advisory Agreement and the New Advisory Agreement permit the Adviser to pay broker-dealers that provide research services to the Fund and/or other accounts managed by the Adviser a commission that is in excess of the amount of commission another broker-dealer would charge for effecting the same transaction, provided that the Adviser has determined in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer.

Delegation of Responsibilities.

Both the Current Advisory Agreement and the New Advisory Agreement expressly permit the Adviser, upon approval of the Board and, if required by law, Fund shareholders, to delegate any or all of its responsibilities under the contract to one or more sub-advisers. The separate costs of employing a sub-adviser must be borne by the Adviser and/or the sub-adviser, and not by the Fund.

Payment of Expenses

Like the Current Advisory Agreement, the New Advisory Agreement requires the Fund to pay all operating expenses of the Fund, including brokerage fees, taxes, borrowing costs, fees and, auditing expenses, compensation and expenses of the Trustees who are not interested persons of the Fund or the Adviser (the “Independent Trustees”) and Trust officers, and such extraordinary or non-recurring expenses as may arise. The Adviser is required to pay the expenses of any sub-adviser engaged by the Adviser to provide services to the Fund.

Limitation on Liability

Under both the Current Advisory Agreement and the New Advisory Agreement, the Adviser is not liable for any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the management contract or any other matter to which the management contract relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the management contract, by reason of reckless disregard by the Adviser of its obligations and duties under the management contract, or as required by applicable law.

Term and Termination

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If approved by shareholders, the New Advisory Agreement will become effective upon its execution after the Closing and will continue in effect for an initial period of two years and thereafter from year to year if specifically approved at least annually by either the Board or by vote of a majority of the outstanding securities of the Fund and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement provides that it is effective for an initial two year period and thereafter from year to year, if specifically approved at least annually in the same manner described above for the New Advisory Agreement.

Information Concerning the Adviser

The Adviser is a limited liability company organized under the laws of the State of Missouri and located at 1201 E. Walnut Street, Springfield, Missouri 65802. The names, titles, addresses, and principal occupations of the principal executive officers of the Adviser are set forth below:

Name and Address*:	Title:	Principal Occupation:
Michael J. Orzel	President	Chief Compliance Officer
Thomas M. Veale	Vice President	Portfolio Manager

* Each officer address is in care of the Adviser, 1201 E. Walnut Street, Springfield, Missouri 65802.

Evaluation by the Board of Trustees

In connection with the Meeting, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Adviser, with respect to the Fund.

The Trustees discussed the New Advisory Agreement between the Trust and the Adviser with respect to the Fund. The Trustees reviewed materials prepared by the Adviser (the “Adviser’s 15(c) Response”) and noted that the Adviser is not affiliated with the transfer agent, underwriter or custodian, and therefore does not derive any benefits from the relationships these parties have with the Trust.

Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by the Adviser to the Fund, the Trustees reviewed the Adviser’s 15c Response and the Adviser’s Form ADV, Parts 1 and 2, which provided information on the corporate structure, officers, owners, and compliance record of the Adviser. The Board considered the Adviser’s duties under the terms of the Management Agreement. The Trustees noted that the Adviser provides portfolio design, asset allocation, security research and selection, and trading services to the Fund. The Board considered the operation of the Adviser’s compliance program and discussed the regulatory investigations of affiliates of the Adviser. The Board noted that the regulatory investigations did not involve the Fund and that it is the understanding of the advisor that no action will be brought against it. The Board considered the experience and continuity of the Adviser’s key personnel and the strong working relationship with the Trust’s management. The Trustees then concluded that the Adviser had sufficient quality and depth of personnel, resources, and investment experience to perform its duties under the Management Agreement and that the services provided by the Adviser to the Fund were satisfactory.

Performance. As to the Fund’s performance, the Board referred to the Adviser’s 15c Response, which compared the Adviser Fund’s performance to a peer group selected by the Adviser as well as a comparison to the Morningstar Mid Cap Blend category and MSCI World Total Return Index. The Board observed that the Fund outperformed the peer group average for the one-year period, but underperformed

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the peer group average for the since inception period. The Board further observed that the Fund underperformed the Morningstar category average and the Index for the one-year and since inception periods. The Board then recalled the discussions with a representative of the advisor earlier in the meeting regarding the advisor’s market outlook and the Fund’s defensive high position in cash, noting that the Fund’s underperformance relative to the Morningstar Mid Cap Blend category and MSCI World Total Return Index can be attributed to its significant cash allocation. The Board also considered the Adviser’s position that, due to the Fund’s international ETF holdings, the Morningstar World Allocation category is the appropriate category for the Fund. The Board noted that the Fund had outperformed the Morningstar World Allocation category for the calendar year 2013, but underperformed the category for the 2014 calendar year. After further discussion, the Board concluded that the performance of the Fund was acceptable and that the Adviser has the potential to provide good returns over the long term.

Fees and Expenses. As to comparative fees and expenses, the Trustees considered the management fees paid by the Fund and compared them to management fees paid by a peer group of funds selected by the Adviser as well as the Morningstar Mid Cap Blend category. The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group and Morningstar Mid Cap Blend category.

The Trustees noted that the Fund pays the Adviser a management fee of 1.00%, which is slightly higher than the average advisory fee of the peer group, and higher than the Morningstar Mid Cap Blend category but below the highest management fee charged in the peer group and Morningstar Mid Cap Blend category. The Trustees also noted that the expense ratio of the Fund was higher than the average expense ratios of the peer group and Morningstar Mid Cap Blend category but within the high/low range of funds in the peer group and Morningstar Mid Cap Blend category. In considering the Fund’s net expenses, the Trustees stated that the Adviser contractually limits the Fund’s net expenses which reduced the advisory fees actually paid to the Adviser. The Trustees concluded that the advisory fee was reasonable in light of the circumstances.

Profitability. As to the costs of the services provided and the profits realized by the Adviser, the Trustees reviewed the Adviser’s analysis of its estimated profitability and its financial condition. The Trustees reviewed the Adviser’s 15c Response, noting the Adviser incurred a loss from its relationship with the Fund and that the Adviser’s parent company was subsidizing the Fund. Based on their review, the Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels but that the expense cap is benefiting the shareholders. The Trustees agreed that breakpoints may be an appropriate way for the Adviser to share its economies of scale with the Fund and its shareholders if the Fund experienced a substantial growth in assets. However, the Trustees recognized that the Fund had not yet reached asset levels where the Adviser could realize significant economies of scale and that true economics would not be realized by the Adviser until it recaptures its previously waived fees. Consequently, the Trustees concluded that the absence of breakpoints was acceptable at this time.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that (i) continuation of the Current Advisory Agreement between the Trust and the Adviser and (ii) the approval of New Advisory Agreement with substantially identical terms as the Current Advisory Agreement is in the best interests of the Fund and its shareholders.

Required Vote

Approval of the Proposal requires the affirmative vote of the lesser, as of the Record Date, of (a) more than 50% of the shares of the Fund entitled to vote or (b) 67% of the shares of the Fund present at

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the Meeting if more than 50% of the shares of the Fund entitled to vote are present at the Meeting in person or by proxy. All shares of the Fund vote together as a single class on the Proposal

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU

VOTE FOR THE FUND’S NEW ADVISORY AGREEMENT

OPERATION OF THE FUND

The Fund is a diversified series of the Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the national distributor of the Fund. Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, provides the Fund with transfer agent, accounting and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, New York 11743, provides the Trust with certain management and administrative services.

DISCIPLINARY INFORMATION

The Parent Company, and certain associates of the Parent Company (including officers of the Adviser) (the “Associates”), entered into an Offer of Settlement with the Securities and Exchange Commission (“SEC”) on July 2, 2014, pursuant to which the SEC issued an Order finding that the Adviser and the Associates violated the Investment Advisers Act of 1940 by failing to disclose the associates control and participation in the management of the Parent Company and related conflicts of interest, to clients. Pursuant to the Offer of Settlement and without the parties admitting or denying the allegations, the SEC issued censures, a cease and desist order, and monetary fines.

The Associates also entered into a Letter of Acceptance, Waiver and Consent with the Financial Industry Regulatory Authority (“FINRA”) on March 2, 2015, pursuant to which the Associates accepted and consented, without admitting or denying the findings, to the entry of the findings by FINRA that they violated the FINRA rules of conduct by failing to disclose the Associates control, sale and participation in the management of the Adviser for the FINRA member firm for whom they served as registered representatives. FINRA imposed an 18 month suspension for the Associates and a monetary fine.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your vote will be cast at the Meeting. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your vote will be cast FOR the Proposal. Your vote will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on an adjournment of the Meeting in the event that a quorum is not obtained and/or sufficient votes in favor of the Proposal are not received.

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Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) by attending the Meeting and casting your vote in person.

Quorum and Methods of Tabulation

The Fund offers three classes of shares, Class A, Class C, and Class I, which are the only classes of shares currently authorized by the Fund. As of the close of business on the Record Date, 1,025,616.2260 Class A shares, 104,055.2640 Class C shares, and 18,460.3900 Class I shares of the Fund were issued and outstanding.

The holders of a majority of the Fund’s shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Meeting. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. A quorum is required to take action on the Proposal.

In the event that a quorum of shareholders of the Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made

Fund shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote per share held on the Record Date, and a proportional fractional vote for any fractional share held.

Effect of Broker Non-Votes and Abstentions

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for the Proposal. Because approval of the Proposal requires the affirmative vote of a majority of the shares entitled to vote, broker non-votes and abstentions will have the effect of a vote AGAINST the proposal.

Shareholder Proposals and Future Meetings

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the U.S. Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular Meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Any shareholder proposal should be sent to Jerry Szilagyi, President, Mutual Fund Series Trust, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

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Under its Declaration of Trust, the Trust is not required to hold annual meetings of its shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its Declaration of Trust.

Other Matters to Come Before the Meeting

The Board knows of no other matters to be presented at the Meeting other than the Proposal described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Expenses of the Solicitation.

The Board is making this solicitation of proxies. The Adviser has engaged AST Fund Solutions, LLC, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $3,900. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Adviser may be required to reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Principal Shareholders

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following table.

Class A Shares

Name and Address	Number of Shares of each Class Owned	Percentage of Class Owned
LPL Financial PO Box 509046 San Diego, CA 92150-9046 Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	149,885.0970 764,570.5370	14.61% 74.55%

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Class C Shares

Name and Address	Number of Shares of each Class Owned	Percentage of Class Owned

Hildal Chad M

2801 Market Street

Saint Louis, MO 63103

Bank Citizens

9785 Towne Centre Drive

San Diego CA 92121-1968

Marciniak Douglas

4707 Executive Drive

San Diego CA 92121-3091

Boucher Marland

4707 Executive Drive

San Diego CA 92121-3091

Stults Carl

4707 Executive Drive

San Diego CA 92121-3091

Cole L

4707 Executive Drive

San Diego CA 92121-3091

	7,177.2640 5,242.3480 8,376.5160 14,188.7900 10,360.8250 11,098.3750	6.90% 5.04% 8.05% 13.64% 9.96% 10.67%

Class I Shares

Name and Address	Number of Shares of each Class Owned	Percentage of Class Owned

SignalPoint Capital Management

1201 E Walnut St

Springfield, MO 65802-3422

Szilagyi, Jerry & Isabel

5 Abbington Dr

Huntington, NY 11743

Veale, Jane Z

905 Hales Trail

Port Washington, WI 53074

Veale, Thomas M

905 Hales Trail

Port Washington, WI 53074

Hamilton Associates

2349 Overlook Road #16

Cleveland Heights, OH 44106

	2,045.2450 1,012.1460 10,313.9460 2,717.4790 2,371.5740	11.08% 5.48% 55.87% 14.72% 12.85%

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Shareholders owning more than 25% of the shares of a Fund may be presumed under securities laws to control the Fund and may be able to determine the outcome of the issues that are submitted to shareholders for vote.

Jerry Szilagyi, a Trustee and the President of the Trust, owned 5.48% of the outstanding Class I shares of the Fund as of the Record Date. As a group, the Trustees and officers of the Trust owned 5.48% of the outstanding Class I shares of the Fund as of the Record Date. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Class A and Class C of the Fund as of the Record Date.

Proxy Delivery

Call or write to the Trust if you are receiving multiple copies of the Proxy Statement now and wish to receive a single copy in the future. For such requests, call the Trust at 1-866-691-2120, or write the Trust at 17605 Wright Street, Omaha, Nebraska 68130.

A copy of the Notice of Shareholder Meeting and the Proxy Statement (including copies of the proposed advisory agreement) are available at https://www.proxyonline.com/docs/signalpoint.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

Dated June 19, 2015

Please date and sign the enclosed proxy CARD and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

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Appendix A

MANAGEMENT AGREEMENT

TO:      SignalPoint Capital Management, LLC

1201 E. Walnut Street

Springfield, MO 65802

Dear Sirs:

Mutual Fund Series Trust (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company. The Trust currently offers several series of shares to investors.

You have been selected to act as the sole investment manager of the series of the Trust set forth on the Exhibits to this Agreement (each, a “Fund,” collectively, the “Funds”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1. ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with the Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

2. USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”) by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3. ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available, without expense to the Funds, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Funds.

Each Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you. Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4. COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets of the Fund and paid at an annual rate as set forth on the Exhibit executed with respect to such Fund and attached hereto.

The average value of the daily net assets of a Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5. EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 2 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser’s) overall responsibilities with respect to the Fund and to accounts over which you (or the sub-adviser) exercise investment discretion. The Funds and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to the Funds and you (and the sub-adviser), it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker’s or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser’s) affiliates or any affiliates of your (or the sub-adviser’s) affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of a Fund, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6. PROXY VOTING

You will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Funds and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7. CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8. SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to a Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Funds.

The Trust and you acknowledge that all rights to the name “SignalPoint” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Funds, the Trust’s right to the use of the name “SignalPoint” shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “SignalPoint” in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

9. LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10. DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date of this Agreement for each Fund that has executed an Exhibit hereto as of the date of this Agreement and shall continue in effect with respect to each such Fund (and any subsequent Fund added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this

Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11. AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12. LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Catalyst Funds” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

13. SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14. BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15. QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of New York.

(b) For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16. NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 36 North New York Avenue, Huntington, New York, 11743.

17. CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither you, nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

18. COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20. CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Mutual Fund Series Trust

Dated: as of [           ], 2015                                         By: _____________________________

Print Name: ____________________

Title: _____________________

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

SignalPoint Capital Management, LLC

Dated: as of [           ], 2015                                           By: _____________________________

Print Name: ________________

Title: ______________________

MANAGEMENT AGREEMENT

SignalPoint Capital Management, LLC

Exhibit 1

Dated: [           ], 2015

Percentage of Average

Fund                                                                               Daily Net Assets

SignalPoint Global Alpha Fund                                               1.00%

Mutual Fund Series Trust

By: _______________________

Print Name: ________________

Title: ______________________

SignalPoint Capital Management, LLC

By: _____________________________

Print Name: ________________

Title: ____________________

Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

SignalPoint Global Alpha Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD July 30, 2015

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jerry Szilagyi and Jennifer Bailey, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Mutual Fund Series Trust (the “Trust”) to be held at offices of MFund Services LLC, 36 North New York Avenue, Huntington, New York 11743, Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the SignalPoint Global Alpha Fund (the “Fund”), on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE NEW ADVISORY AGREEMENT AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________ Signature                                                Date

_______________________________________Signature of Joint Shareholder                 Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve the New Advisory Agreement between the Trust and SignalPoint Capital Management, LLC on behalf of the Fund.	☐	☐	☐

A copy of the Proxy Statement is available online at: https://www.proxyonline.com/docs/signalpoint.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

“Scanner Bar Code”

TAG ID:                                                                                            CUSIP: